SUPPLEMENT A-5

NATIONAL GRID USA AND SUBSIDIARIES

CONSOLIDATING STATEMENTS OF INCOME

FOR THE YEAR ENDED MARCH 31, 2005

CONSOLIDATING BALANCE SHEETS

AT MARCH 31, 2005

CONSOLIDATING STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED MARCH 31, 2005

CONSOLIDATING STATEMENTS OF RETAINED EARNINGS

FOR THE YEAR ENDED MARCH 31, 2005

NATIONAL GRID USA AND SUBSIDIARIES CONSOLIDATED
INDEX OF CONSOLIDATED WORKSHEETS
YEAR ENDED MARCH 31, 2005
	National Grid USA	Niagara Mohawk Holdings	Niagara Mohawk Power Corp.
Consolidating Statement of Income	1	5	9
Consolidating Balance Sheet	2	6	10
Consolidating Statement of Cash Flows	3	7	11
Consolidating Statement of Retained Earnings	4	8	12
INDEX OF INDIVIDUAL COMPANY STATEMENTS
	Statement of Income	Balance Sheet	Statement of Cash Flows	Retained Earnings
NATIONAL GRID USA (NGUSA PARENT)	1	2	3	4
NEW ENGLAND POWER COMPANY (NEP)	1	2	3	4
MASSACHUSETTS ELECTRIC COMPANY (MASS ELECTRIC)	1	2	3	4
THE NARRAGANSETT ELECTRIC COMPANY (NARR ELECTRIC)	1	2	3	4
GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)	1	2	3	4
NANTUCKET ELECTRIC COMPANY (NANT ELECTRIC)	1	2	3	4
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC. (NEHTECI)	1	2	3	4
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)	1	2	3	4
NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION (NEET)	1	2	3	4
NATIONAL GRID TRANSMISSION SERVICE CORP (NG TRANS SERVICE CORP)	1	2	3	4
WAYFINDER GROUP, INC. (WAYFINDER)	1	2	3	4
GRID COMMUNICATIONS, INC. (GRIDCOMM)	1	2	3	4
GRID AMERICA HOLDINGS, INC. (GRID)	1	2	3	4
GRIDAMERICA, LLC (GRID LLC)	1	2	3	4
NEES ENERGY, INC. (NEES ENERGY)	1	2	3	4
EUA ENERGY INVESTMENT (EUA ENERGY INV)	1	2	3	4
METROWEST REALTY LLC (METROWEST)	1	2	3	4
NATIONAL GRID USA SERVICE COMPANY, INC. (NGUSA SERVICE COMPANY)	1	2	3	4
NIAGARA MOHAWK HOLDINGS, INC. CONSOLIDATED	1	2	3	4
NIAGARA MOHAWK HOLDINGS, INC. (NMH, INC.)	5	6	7	8
OPINAC NORTH AMERICA, INC. (OPINAC NA)	5	6	7	8
NIAGARA MOHAWK POWER CORPORATION (NMPC)	9	10	11	12
NIAGARA MOHAWK RECEIVABLES CORPORATION II (NMR CORP II)	9	10	11	12
NIAGARA MOHAWK RECEIVABLES LLC (NMR LLC)	9	10	11	12

Page 1A
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC	NEET

OPERATING REVENUE	0.0	458.3	1,964.1	816.0	76.6	18.2	23.9	22.3	4.2
Operating expenses:
Fuel for generation
Purchased electric energy		162.2	1,201.4	511.9	47.1	9.7
Gas purchased
Other operation and maintenance	4.2	73.3	457.6	107.8	14.4	4.0	1.5	8.9	(0.6)
Depreciation and amortization		86.8	93.5	38.5	3.3	2.6	8.9	5.8	4.7
Taxes, other than income taxes	0.1	16.4	33.7	45.0	1.9	0.4	2.7	2.5	0.4
Income taxes	(9.5)	35.1	55.8	33.8	3.9	(0.2)	2.4	(0.2)	(1.0)
Total operating expenses	(5.2)	373.8	1,842.0	737.0	70.6	16.5	15.5	17.0	3.5
Operating income (loss)	5.2	84.5	122.1	79.0	6.0	1.7	8.4	5.3	0.7
Other income:
Allowance for equity funds used during construction
Equity in income of companies	537.6	1.3
Other income (expense), net	18.7	2.9	1.7	(1.1)		0.3
Operating and other income (loss)	561.5	88.7	123.8	77.9	6.0	2.0	8.4	5.3	0.7
Interest:
Interest on long-term debt	0.1	7.8	16.6	5.6	1.1	1.2	3.7	2.2
Other interest	10.8	4.1	8.7	4.3	0.1	(0.1)			0.1
Allowance for borrowed funds used during construction
Total interest	10.9	11.9	25.3	9.9	1.2	1.1	3.7	2.2	0.1
NET INCOME (LOSS)	550.6	76.8	98.5	68.0	4.8	0.9	4.7	3.1	0.6
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries		0.1	0.2	0.2
Minority interests
NET INCOME (LOSS) after Preferred Dividends/ Redemption	$550.6	$76.7	$98.3	$67.8	$4.8	$0.9	$4.7	$3.1	$0.6

Page 1B
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NG TRANS				GRID	NEES	EUA
	SERVICE	WAYFINDER	GRIDCOMM	GRID	LLC	ENERGY	ENERGY
	CORP						INV

OPERATING REVENUE	0.1	0.0	27.4	3.5	11.4	0.0	0.0
Operating expenses:
Fuel for generation
Purchased electric energy
Gas purchased
Other operation and maintenance	0.1		15.2	0.3	9.7
Depreciation and amortization			4.9
Taxes, other than income taxes			1.0		0.1
Income taxes			2.8	1.6		0.3	(0.2)
Total operating expenses	0.1	0.0	23.9	1.9	9.8	0.3	(0.2)
Operating income (loss)		0.0	3.5	1.6	1.6	(0.3)	0.2
Other income:
Allowance for equity funds used during construction
Equity in income of companies
Other income (expense), net			(0.2)	1.4	(0.2)		0.5
Operating and other income (loss)	0.0	0.0	3.3	3.0	1.4	(0.3)	0.7
Interest:
Interest on long-term debt			(0.2)
Other interest			0.1
Allowance for borrowed funds used during construction
Total interest	0.0	0.0	(0.1)
NET INCOME (LOSS)		0.0	3.4	3.0	1.4	(0.3)	0.7
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries

NET INCOME (LOSS) after Preferred Dividends/ Redemption	$0.0	$0.0	$3.4	$3.0	$1.4	($0.3)	$0.7

Page 1C
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	METRO	NGUSA	NIAGARA MOHAWK	TOTAL	NGUSA
	WEST	SERVICE	HOLDINGS, INC.	ADJUSTMENTS	CONSOLIDATED
		COMPANY	CONSOLIDATED	& ELIMINATIONS
				INCR/(DECR)
OPERATING REVENUE	1.2		3,925.2	(280.8)	7,071.6
Operating expenses:
Fuel for generation
Purchased electric energy			1,364.8	(238.8)	3,058.3
Gas purchased			509.5		509.5
Other operation and maintenance			708.7	(56.3)	1,348.8
Depreciation and amortization	0.2		452.3		701.5
Taxes, other than income taxes			218.0		322.2
Income taxes			178.9	2.8	306.3
Total operating expenses	0.2		3,432.2	(292.3)	6,246.6
Operating income (loss)	1.0		493.0	11.5	825.0
Other income:
Allowance for equity funds used during construction
Equity in income of companies				(538.9)
Other income (expense), net		0.5	8.3	(27.2)	5.6
Operating and other income (loss)	1.0	0.5	501.3	(554.6)	830.6
Interest:
Interest on long-term debt			169.6		207.7
Other interest			56.9	(15.7)	69.3
Allowance for borrowed funds used during construction
Total interest			226.5	(15.7)	277.0
NET INCOME (LOSS)	1.0	0.5	274.8	(538.9)	553.6
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries			2.9		3.4

NET INCOME (LOSS) after Preferred Dividends/ Redemption	$1.0	$0.5	$271.9	($538.9)	$550.2

Page 2A
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI	NEHTC

ASSETS
Utility plant, at original cost		966.1	2,460.3	1,190.4	95.3	50.8	221.8	164.1
Less accumulated depreciation and amortization		253.3	842.0	414.2	34.2	19.8	126.1	83.2
		712.8	1,618.3	776.2	61.1	31.0	95.7	80.9
Construction work in progress		37.5	40.0	17.3	0.7	9.6
Net utility plant		750.3	1,658.3	793.5	61.8	40.6	95.7	80.9
Investments in nuclear power companies, at equity		17.7
Investments in other subsidiaries, at equity	8,017.1
Other investments at cost	44.8	12.3
Current assets	712.0	570.1	350.7	145.1	18.0	9.8	5.4	0.6
Goodwill, net of amortization		338.2	1,023.3	496.9	19.4	15.7
Deferred charges and other assets	4.3	1,022.4	254.3	251.2	7.0	4.3	2.2	4.3
Total assets	$8,778.2	$2,711.0	$3,286.6	$1,686.7	$106.2	$70.4	$103.3	$85.8

CAPITALIZATION AND LIABILITIES
Common share equity	8,096.1	1,102.0	1,747.7	1,008.3	58.0	24.3	25.9	15.7
Minority interests in consolidated subsidiaries
Cumulative preferred stock		1.1	4.7	5.3
Long-term debt		410.3	184.3	49.7	15.0	28.5	33.1	19.5
Total capitalization	8,096.1	1,513.4	1,936.7	1,063.3	73.0	52.8	59.0	35.2
Current liabilities:
Long-term debt due within 1 year			10.0			1.5	3.6	2.2
Short-term debt	662.8		291.3	37.7			0.9	1.3
Other current liabilities	7.8	195.3	297.0	138.0	12.4	9.3	5.9	3.7
Total current liabilities	670.6	195.3	598.3	175.7	12.4	10.8	10.4	7.2
Deferred federal and state income taxes	4.3	215.6	209.8	118.1	5.7	3.0	27.3	21.6
Unamortized investment tax credits		7.4	9.5	5.3	0.5	0.0	6.6	3.9
Other reserves and deferred credits	7.2	779.3	532.3	324.3	14.6	3.8		17.9
Total capitalization and liabilities	$8,778.2	$2,711.0	$3,286.6	$1,686.7	$106.2	$70.4	$103.3	$85.8

Page 2B
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
		NG TRANS				GRID	NEES
	NEET	SERVICE	WAYFINDER	GRIDCOMM	GRID	LLC	ENERGY
		CORP

ASSETS
Utility plant, at original cost	91.2
Less accumulated depreciation and amortization	86.1			0.3
	5.1			(0.3)
Construction work in progress
Net utility plant	5.1			(0.3)
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity
Other investments at cost			2.2	91.9	0.6
Current assets	1.4	0.1	0.7	7.3	1.3	2.5	0.1
Goodwill, net of amortization				129.7
Deferred charges and other assets			0.2	26.3	0.4
Total assets	$6.5	$0.1	$3.1	$254.9	$2.3	$2.5	$0.1

CAPITALIZATION AND LIABILITIES
Common share equity	0.2	(0.2)	(4.5)	108.1	1.7	0.3	(6.9)
Minority interests in consolidated subsidiaries
Cumulative preferred stock
Long-term debt		0.3	6.8	112.5			5.1
Total capitalization	0.2	0.1	2.3	220.6	1.7	0.3	(1.8)
Current liabilities:
Long-term debt due within 1 year
Short-term debt	1.9
Other current liabilities	1.8			19.8	0.6	2.2	1.9
Total current liabilities	3.7			19.8	0.6	2.2	1.9
Deferred federal and state income taxes	2.1			7.1
Unamortized investment tax credits	0.4
Other reserves and deferred credits	0.1		0.8	7.4
Total capitalization and liabilities	$6.5	$0.1	$3.1	$254.9	$2.3	$2.5	$0.1

Page 2C
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	EUA	METRO	NGUSA	NIAGARA MOHAWK	TOTAL	NGUSA
	ENERGY	WEST	SERVICE	HOLDINGS, INC.	ADJUSTMENTS	CONSOLIDATED
	INV		COMPANY	CONSOLIDATED	& ELIMINATIONS
					INCR/(DECR)
ASSETS
Utility plant, at original cost			29.3	7,196.1	(37.8)	12,427.6
Less accumulated depreciation and amortization			4.7	2,108.4		3,972.3
			24.6	5,087.7	(37.8)	8,455.3
Construction work in progress				69.7	1.1	175.9
Net utility plant			24.6	5,157.4	(36.7)	8,631.2
Investments in nuclear power companies, at equity					(17.7)
Investments in other subsidiaries, at equity				7.1	(8,024.2)
Other investments at cost		9.3	145.2	48.0	58.3	412.6
Current assets	21.5	0.1	918.2	1,230.5	(1,724.4)	2,271.0
Goodwill, net of amortization				1,213.9		3,237.1
Deferred charges and other assets	0.3		184.7	4,861.5	(133.0)	6,490.4
Total assets	$21.8	$9.4	$1,272.7	$12,518.4	($9,877.7)	$21,042.3

CAPITALIZATION AND LIABILITIES
Common share equity	20.0	6.8	14.2	3,600.2	(7,910.9)	7,907.0
Minority interests in consolidated subsidiaries					19.6	19.6
Cumulative preferred stock				41.2		52.3
Long-term debt		2.1		2,923.6	(126.7)	3,664.1
Total capitalization	20.0	8.9	14.2	6,565.0	(8,018.0)	11,643.0
Current liabilities:
Long-term debt due within 1 year			719.7	550.4	(719.7)	567.7
Short-term debt				426.4	(735.1)	687.2
Other current liabilities	0.8	0.5	124.2	669.6	(290.7)	1,200.1
Total current liabilities	0.8	0.5	843.9	1,646.4	(1,745.5)	2,455.0
Deferred federal and state income taxes	0.6			1,711.6	(122.0)	2,204.8
Unamortized investment tax credits				40.7		74.3
Other reserves and deferred credits	0.4		414.6	2,554.7	7.8	4,665.2
Total capitalization and liabilities	$21.8	$9.4	$1,272.7	$12,518.4	($9,877.7)	$21,042.3

Page 3A
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI

Operating Activities:
Net income (loss)	550.6	76.7	98.3	67.8	4.8	0.9	4.7
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries	(273.2)
Depreciation and amortization		86.8	93.5	38.5	3.3	2.6	8.9
Deferred income taxes and investment tax credits, net		(24.1)	30.1	13.3	0.6	0.4
Pension and other retirement benefit plans
Allowance for funds used during construction		(0.9)	(0.2)	(0.1)	(0.1)	(6.2)
Minority interests
Decrease (increase) in other current assets	(6.0)	7.2	(35.1)	(15.4)	(0.1)	1.1	(3.7)
Decrease (increase) in regulatory and other non-current assets		162.1	(65.1)	(85.4)	(0.3)
Increase (decrease) in payables and other current liabilities	(10.7)	15.3	2.9	7.6	0.2	3.8	3.3
Increase (decrease) in purchased power obligations		(104.7)
Increase (decrease) in other non-current liabilities		(56.9)	(2.2)	62.0
Other, net	2.3	(0.8)	12.2	(5.9)	(0.6)	(2.3)

Net cash provided by (used in) operating activities	$263.0	$160.7	$134.4	$82.4	$7.8	$0.3	$13.2

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction		(78.9)	(147.2)	(63.4)	(5.9)	(7.7)	(1.2)
Change in assets held for sale			0.5	0.3		15.5
Decrease (increase) in other investing activities	9.9		0.1	(0.1)		(4.3)

Net cash provided by (used in) investing activities	9.9	(78.9)	(146.6)	(63.2)	(5.9)	3.5	(1.2)

Page 3B
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares	(218.1)					(0.3)	(3.2)
Dividends paid on preferred stock
Long-term debt, net			(58.0)	(25.0)		8.5	(5.8)
Investment in common stock	11.2
Capital contribution from parent	(297.4)
Subordinated notes payable to parent, net
Changes in short-term debt	236.0		70.7	5.7		(2.6)	0.7
Return of capital						(9.0)
Repurchase of common shares							(3.7)
Preferred stock retirements & premium on redemption of preferred		(0.1)
Other

Net cash provided by (used in) financing activities	(268.3)	(0.1)	12.7	(19.3)		(3.4)	(12.0)

Net increase (decrease) in cash and cash equivalents	4.6	81.7	0.5	(0.1)	1.9	0.4
Cash and cash equivalents at beginning of year	689.9	229.7	8.1	3.0	8.5	0.4

Cash and cash equivalents at end of year	$694.5	$311.4	$8.6	$2.9	$10.4	$0.8	$0.0

Page 3C
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
			NG TRANS				GRID
	NEHTC	NEET	SERVICE	WAYFINDER	GRIDCOMM	GRID	LLC
			CORP

Operating Activities:
Net income (loss)	3.1	0.6			3.4	3.0	1.4
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization	5.8	4.7			4.9
Deferred income taxes and investment tax credits, net	(0.2)	(1.6)			19.1	(0.4)

Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets		(1.3)	(0.1)	(0.5)	(12.3)	1.2	0.1
Decrease (increase) in regulatory and other non-current assets						(0.4)
Increase (decrease) in payables and other current liabilities	(0.7)	0.9			2.0		0.6
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net		(0.7)		0.2	(21.4)		0.3

Net cash provided by (used in) operating activities	$8.0	$2.6	($0.1)	($0.3)	($4.3)	$3.4	$2.4

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction
Change in assets held for sale
Decrease (increase) in other investing activities					(10.2)	0.8

Net cash provided by (used in) investing activities					(10.2)	0.8

Page 3D
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
			NG TRANS				GRID
	NEHTC	NEET	SERVICE	WAYFINDER	GRIDCOMM	GRID	LLC
			CORP

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares	(1.5)	(0.7)				(3.6)	(2.3)
Dividends paid on preferred stock
Long-term debt, net	(3.5)		0.1	0.3	16.3	(0.2)	(0.2)
Investment in common stock
Capital contribution from parent					(2.0)
Subordinated notes payable to parent, net
Changes in short-term debt
Return of capital
Repurchase of common shares	(3.0)	(1.8)
Preferred stock retirements & premium on redemption of preferred
Other

Net cash provided by (used in) financing activities	(8.0)	(2.5)	0.1	0.3	14.3	(3.8)	(2.5)

Net increase (decrease) in cash and cash equivalents		0.1			(0.2)	0.4	(0.1)
Cash and cash equivalents at beginning of year	0.1		0.1		0.5	0.6	1.5

Cash and cash equivalents at end of year	$0.1	$0.1	$0.1	$0.0	$0.3	$1.0	$1.4

Page 3E

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NEES	EUA	METRO	NGUSA	NIAGARA MOHAWK
	ENERGY	ENERGY	WEST	SERVICE	HOLDINGS, INC.
		INV		COMPANY	CONSOLIDATED

Operating Activities:
Net income (loss)	(0.3)	0.7	1.0	0.5	271.9
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization			0.3		452.3
Deferred income taxes and investment tax credits, net				3.6	180.7

Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets	0.3			697.8	3.5
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	0.3		0.2	38.7	(45.0)
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net		0.4	(0.3)	8.3	33.6

Net cash provided by (used in) operating activities	$0.3	$1.1	$1.2	$748.9	$897.0

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction					(266.0)
Change in assets held for sale					5.8
Decrease (increase) in other investing activities			0.3	(8.5)

Net cash provided by (used in) investing activities			0.3	(8.5)	(260.2)

Page 3F
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	NEES	EUA	METRO	NGUSA	NIAGARA MOHAWK
	ENERGY	ENERGY	WEST	SERVICE	HOLDINGS, INC.
		INV		COMPANY	CONSOLIDATED

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares				(0.5)
Dividends paid on preferred stock
Long-term debt, net	(0.3)		(1.4)		(532.6)
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net
Changes in short-term debt				(737.4)	(86.0)
Return of capital
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred					(25.2)
Other

Net cash provided by (used in) financing activities	(0.3)		(1.4)	(737.9)	(643.8)

Net increase (decrease) in cash and cash equivalents		1.1	0.1	2.5	(7.0)
Cash and cash equivalents at beginning of year		20.3	0.1		26.9

Cash and cash equivalents at end of year	$0.0	$21.4	$0.2	$2.5	$19.9

Page 3G
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	TOTAL	NGUSA
	ADJUSTMENTS	CONSOLIDATED
	& ELIMINATIONS
	INCR/(DECR)
Operating Activities:
Net income (loss)	(538.9)	550.2
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries	273.2
Depreciation and amortization		701.6
Deferred income taxes and investment tax credits, net	(1.4)	220.1
	(49.7)	(49.7)
Allowance for funds used during construction	7.5
Minority interests
Decrease (increase) in other current assets	(686.2)	(49.5)
Decrease (increase) in regulatory and other non-current assets	(16.8)	(5.9)
Increase (decrease) in payables and other current liabilities	10.1	29.5
Increase (decrease) in purchased power obligations		(104.7)
Increase (decrease) in other non-current liabilities	0.6	3.5
Other, net	32.6	57.9

Net cash provided by (used in) operating activities	($969.0)	$1,353.0

Investing Activities:
Proceeds from sale of generating assets, net
Plant expenditures, excluding allowance for funds
used during construction	(21.9)	(592.2)
Change in assets held for sale	(14.5)	7.6
Decrease (increase) in other investing activities	(14.3)	(26.3)

Net cash provided by (used in) investing activities	(50.7)	(610.9)

Page 3H
NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)
	TOTAL	NGUSA
	ADJUSTMENTS	CONSOLIDATED
	& ELIMINATIONS
	INCR/(DECR)
Financing Activities:
Dividends paid to minority interests	(4.9)	(4.9)
Dividends paid on common shares	12.1	(218.1)
Dividends paid on preferred stock
Long-term debt, net	(14.7)	(616.5)
Investment in common stock	(11.2)
Capital contribution from parent	299.4
Subordinated notes payable to parent, net
Changes in short-term debt	747.6	234.7
Return of capital	9.0
Repurchase of common shares	1.8	(6.7)
Preferred stock retirements & premium on redemption of preferred		(25.3)
Other	6.2	6.2

Net cash provided by (used in) financing activities	1,045.3	(630.6)

Net increase (decrease) in cash and cash equivalents	25.6	111.5
Cash and cash equivalents at beginning of year	(746.6)	243.1

Cash and cash equivalents at end of year	($721.0)	354.6

Page 4A

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NGUSA		MASS	NARR	GRANITE	NANT
	PARENT	NEP	ELECTRIC	ELECTRIC	STATE	ELECTRIC	NEHTECI

Retained earnings (deficit) at beginning of year	648.2	220.8	203.7	137.1	11.8	2.5	0.3
Additions:
Net income (loss) after preferred dividends of subsidiaries	550.6	76.7	98.3	67.8	4.8	0.9	4.7
Currency translation adjustment
Deductions:
Dividends paid and redemption of preferred stock
Common dividends declared/paid	(218.1)					(0.2)	(3.5)
Retained earnings (deficit) at end of year	980.7	297.5	302.0	204.9	16.6	3.2	1.5

Page 4B

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

			NG TRANS				GRID
	NEHTC	NEET	SERVICE	WAYFINDER	GRIDCOMM	GRID	LLC
			CORP

Retained earnings (deficit) at beginning of year	0.2		(0.2)	0.9	(20.5)	2.1	1.0
Additions:
Net income (loss) after preferred dividends of subsidiaries	3.1	0.6			3.4	3.0	1.4
Currency translation adjustment
Deductions:

Common dividends declared/paid	(1.8)	(0.5)				(3.6)	(2.3)
Retained earnings (deficit) at end of year	1.5	0.1	(0.2)	0.9	(17.1)	1.5	0.1

Page 4C

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NEES	EUA	METRO	NGUSA	NIAGARA MOHAWK
	ENERGY	ENERGY	WEST	SERVICE	HOLDINGS, INC.
		INV		COMPANY	CONSOLIDATED

Retained earnings (deficit) at beginning of year		3.7	3.7	0.5	167.3
Additions:
Net income (loss) after preferred dividends of subsidiaries	(0.3)	0.7	1.0	0.5	271.9
Currency translation adjustment
Deductions:

Common dividends declared/paid				(0.5)
Retained earnings (deficit) at end of year	(0.3)	4.4	4.7	0.5	439.2

Page 4D

NATIONAL GRID USA AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	TOTAL	NGUSA
	ADJUSTMENTS	CONSOLIDATED
	& ELIMINATIONS
	INCR/(DECR)
Retained earnings (deficit) at beginning of year	(734.7)	648.3
Additions:
Net income (loss) after preferred dividends of subsidiaries	(538.9)	550.2
Currency translation adjustment
Deductions:

Common dividends declared/paid	12.1	(218.4)
Retained earnings (deficit) at end of year	(1,261.5)	980.1

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)
OPERATING REVENUE		3,925.2		-	3,925.2
Operating expenses:
Fuel for generation				-
Purchased electric energy		1,364.8		-	1,364.8
Gas purchased		509.5		-	509.5
Other operation and maintenance	0.0	708.7	0.0		708.7
Depreciation and amortization		452.3			452.3
Taxes, other than income taxes		218.0		-	218.0
Income taxes	7.7	171.2		-	178.9
Total operating expenses	7.7	3,424.5	0.0		3,432.2
Operating income (loss)	(7.7)	500.7	(0.0)		493.0
Other income:
Allowance for equity funds used during construction				-
Equity in income of companies	252.3			(252.3)
Other income (expense), net	63.6	8.3		(63.6)	8.3
Operating and other income	308.2	509.0	(0.0)	(315.9)	501.3
Interest:
Interest on long-term debt		235.9		(66.3)	169.6
Other interest	36.3	9.9		10.7	56.9
Allowance for borrowed funds used during construction				-
Total interest	36.3	245.8		(55.6)	226.5
Income after interest	271.9	263.2	(0.0)	(260.3)	274.8
Preferred dividends and net (gain)/loss on				-
reacquisition of preferred stock of subsidiaries		2.9			2.9
Minority interests				-
Net income	$271.9	$260.3	($0.0)	($260.3)	$271.9

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)
ASSETS
Utility plant, at original cost		7,196.1			7,196.1
Less accumulated depreciation and amortization		2,108.4			2,108.4
		5,087.7			5,087.7
Construction work in progress		69.7			69.7
Net utility plant		5,157.4			5,157.4
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity	3,616.9	7.1		(3,616.9)	7.1
Other investments at cost		48.0	16.8	(16.8)	48.0
Current assets	1,222.2	1,220.4		(1,212.1)	1,230.5
Goodwill, net of amortization	(10.1)	1,224.0			1,213.9
Deferred charges and other assets		4,861.5			4,861.5
Total assets	$4,829.0	$12,518.4	$16.8	($4,845.8)	12,518.4

CAPITALIZATION AND LIABILITIES
Common share equity	3,600.2	3,603.1	13.8	(3,616.9)	3,600.2
Minority interests in consolidated subsidiaries
Cumulative preferred stock		41.2			41.2
Long-term debt		2,923.6	0.1	(0.1)	2,923.6
Total capitalization	3,600.2	6,567.9	13.9	(3,617.0)	6,565.0
Current liabilities:
Long-term debt due within 1 year		550.4			550.4
Short-term debt	1,225.9	400.5		(1,200.0)	426.4
Other current liabilities	2.9	692.6	2.9	(28.8)	669.6
Total current liabilities	1,228.8	1,643.5	2.9	(1,228.8)	1,646.4
Deferred federal and state income taxes		1,711.6			1,711.6
Unamortized investment tax credits		40.7			40.7
Other reserves and deferred credits		2,554.7			2,554.7
Total capitalization and liabilities	$4,829.0	$12,518.4	$16.8	($4,845.8)	$12,518.4

Page 7A

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)

Operating Activities:
Net income	271.9	260.3		(260.3)	271.9
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization		452.3			452.3
Deferred income taxes and investment tax credits, net		180.7			180.7
Pension and other retirement benefit plans
Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets		3.6	(0.3)	0.2	3.5
Decrease (increase) in regulatory and other non-current assets	(262.7)			262.7
Increase (decrease) in payables and other current liabilities	3.5	(46.7)	0.1	(1.8)	(45.0)
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net		31.9		1.6	33.6

Net cash provided by operating activities	$12.7	$882.1	($0.2)	$2.4	$897.0

Investing Activities:
Plant expenditures, excluding allowance for funds
used during construction		(266.0)			(266.0)
Proceeds from the sale of generation assets, net
Decrease (increase) in other investing activities	10.3	5.8		(10.3)	5.8

Net cash used in investing activities	$10.3	($260.2)		($10.3)	(260.2)

Page 7B

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares		(8.0)		8.0
Dividends paid on preferred stock
Long-term debt, net		(532.6)	0.1	(0.1)	(532.6)
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net
Changes in short-term debt	(23.0)	(63.0)			(86.0)
Return of capital to minority interests and related premium
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred		(25.2)			(25.2)
Other

Net cash used in financing activities	($23.0)	($628.8)	$0.1	$7.9	($643.8)

Net increase (decrease) in cash and cash equivalents	0.0	(6.9)	(0.1)	(0.0)	(7.0)
Cash and cash equivalents at beginning of year	0.0	26.8	0.1		26.9

Cash and cash equivalents at end of year	$0.0	$19.9		($0.0)	$19.9

NIAGARA MOHAWK HOLDINGS, INC.
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NIAGARA	NMPC	OPINAC NA	TOTAL	NIAGARA MOHAWK
	MOHAWK	CONSOLIDATED	CONSOLIDATED	ADJUSTMENTS	HOLDINGS, INC.
	HOLDINGS			& ELIMINATIONS	CONSOLIDATED
				INCR/(DECR)

Retained earnings at beginning of year	167.3	221.0	0.4	(221.4)	167.3

Additions:

Net income after preferred dividends of subsidiaries	271.9	260.3		(260.3)	271.9
Currency translation adjustment

Deductions:

Common dividends declared/paid
Preferred dividends		8.0		(8.0)

Retained earnings at end of year	$439.2	$473.3	$0.4	($473.7)	$439.2

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING INCOME STATEMENT
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)

OPERATING REVENUE	3,925.2				3,925.2
Operating expenses:
Fuel for generation
Purchased electric energy	1,364.8				1,364.8
Gas purchased	509.5				509.5
Other operation and maintenance	708.7	0.0		(0.0)	708.7
Depreciation and amortization	452.3				452.3
Taxes, other than income taxes	218.0	0.0		(0.0)	218.0
Income taxes	171.2				171.2
Total operating expenses	3,424.5	0.0		(0.0)	3,424.5
OPERATING INCOME	500.7	(0.0)		0.0	500.7
Other income:
Allowance for equity funds used during construction
Equity in income of companies
Other income (expense), net	8.3				8.3
Operating and other income	509.0	(0.0)		0.0	509.0
Interest:
Interest on long-term debt	235.9				235.9
Other interest	9.9				9.9
Allowance for borrowed funds used during construction
Total interest	245.8				245.8
Income after interest	263.2	(0.0)		0.0	263.2
Preferred dividends and net (gain)/loss on
reacquisition of preferred stock of subsidiaries	2.9				2.9
Minority interests
Net income	$260.3	($0.0)		$0.0	260.3

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING BALANCE SHEET
AT MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)
ASSETS
Utility plant, at original cost	7,196.1				7,196.1
Less accumulated depreciation and amortization	2,108.4				2,108.4
	5,087.7				5,087.7
Construction work in progress	69.7				69.7
Net utility plant	5,157.4				5,157.4
Investments in nuclear power companies, at equity
Investments in other subsidiaries, at equity	7.1				7.1
Other investments at cost	48.0				48.0
Current assets	1,220.4				1,220.4
Goodwill, net of amortization	1,224.0				1,224.0
Deferred charges and other assets	4,861.5				4,861.5
Total assets	$12,518.4				$12,518.4
CAPITALIZATION AND LIABILITIES
Common share equity	3,603.1				3,603.1
Minority interests in consolidated subsidiaries
Cumulative preferred stock	41.2				41.2
Long-term debt	2,923.6				2,923.6
Total capitalization	6,567.9				6,567.9
Current liabilities:
Long-term debt due within 1 year	550.4				550.4
Short-term debt	400.5				400.5
Other current liabilities	692.6				692.6
Total current liabilities	1,643.5				1,643.5
Deferred federal and state income taxes	1,711.6				1,711.6
Unamortized investment tax credits	40.7				40.7
Other reserves and deferred credits	2,554.7				2,554.7
Total capitalization and liabilities	$12,518.4				$12,518.4

Page 11A

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)

Operating Activities:
Net income	260.3	(0.0)		0.0	260.3
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Decrease (increase) in undistributed earnings of subsidiaries
Depreciation and amortization	452.3				452.3
Deferred income taxes and investment tax credits, net	180.7				180.7
Pension and other retirement benefit plans
Allowance for funds used during construction
Minority interests
Decrease (increase) in other current assets	3.6				3.6
Decrease (increase) in regulatory and other non-current assets
Increase (decrease) in payables and other current liabilities	(46.7)	(0.2)		0.2	(46.7)
Increase (decrease) in purchased power obligations
Increase (decrease) in other non-current liabilities
Other, net	31.9				31.9

Net cash provided by operating activities	$882.1	($0.2)		$0.2	882.1

Investing Activities:
Plant expenditures, excluding allowance for funds
used during construction	(266.0)				(266.0)
Change in assets held for sale
Decrease (increase) in other investing activities	5.8				5.8

Net cash used in investing activities	($260.2)				(260.2)

Page 11B

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)
(Continued)

	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)

Financing Activities:
Dividends paid to minority interests
Dividends paid on common shares	(8.0)				(8.0)
Dividends paid on preferred stock
Long-term debt, net	(532.6)				(532.6)
Investment in common stock
Capital contribution from parent
Subordinated notes payable to parent, net
Changes in short-term debt	(63.0)				(63.0)
Return of capital to minority interests and related premium
Repurchase of common shares
Preferred stock retirements & premium on redemption of preferred	(25.2)				(25.2)
Other

Net cash used in financing activities	($628.8)				(628.8)

Net increase in cash and cash equivalents	(6.9)	(0.2)		0.2	(6.9)
Cash and cash equivalents at beginning of year	26.8				26.8

Cash and cash equivalents at end of year	$19.9	($0.2)		$0.2	19.9

NIAGARA MOHAWK POWER CORPORATION
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
YEAR ENDED MARCH 31, 2005
(IN MILLIONS, ROUNDED TO NEAREST HUNDRED THOUSAND)

	NMPC	NMR	NMR	TOTAL	NMPC
		CORP II	LLC	ADJUSTMENTS	CONSOLIDATED
				& ELIMINATIONS
				INCR/(DECR)

Retained earnings at beginning of year	221.0				221.0

Additions:

Net income after preferred dividends of subsidiaries	260.3	(0.0)		0.0	260.3
Currency translation adjustment

Deductions:

Elimination due to dissolution of entity	8.0				8.0
Preferred dividends

Retained earnings at end of year	$473.3	($0.0)		$0.0	$473.3